Exhibit 10.123

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Second Amendment”) is made effective as of the 30th day of September, 2015 (the “Effective Date”), notwithstanding the actual date of execution, by and between RIVERCHASE VILLAGE ADK, LLC, a Georgia limited liability company (“Seller”) and OMEGA COMMUNITIES, LLC, a Florida limited liability company (“Purchaser”).
RECITALS
WHEREAS, Seller and Purchaser previously entered into that certain Asset Purchase Agreement dated June 11, 2015, as amended by that certain First Amendment thereto dated August 6, 2015 (the “First Amendment”), for the sale and purchase of the real property described therein (as amended by the First Amendment, the “Agreement”); and
WHEREAS, Seller and Purchaser acknowledge that it is in their mutual interest to enter into this Amendment to make certain changes to the Agreement as set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and conditions hereinafter contained, and other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, the undersigned Seller and Purchaser do hereby covenant, declare, acknowledge and agree as follows:
1.All defined terms and words set forth in this Second Amendment shall have the same meaning and definitions as set forth in the Agreement unless specifically provided otherwise in this Second Amendment.

2.(a)    Purchaser previously deposited the Initial Deposit (as such term is defined in the Agreement) with the Title Company in the amount of $100,000.00, which such Initial Deposit was released to Seller upon execution of the First Amendment. Seller hereby acknowledges receipt of the Initial Deposit. As of the date hereof, Buyer has not deposited any additional earnest money. The Initial Deposit shall be held and disbursed in accordance with the First Amendment.

(b)    Upon execution of this Second Amendment, Purchaser shall deliver to the Title Company additional earnest money in the amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00) (the “Additional Earnest Money Deposit”) pursuant to wire transfer instructions to be provided by the Title Company. The Initial Deposit and the Additional Earnest Money Deposit shall collectively constitute the “Earnest Money Deposit” described in the Agreement. Simultaneous with the execution of this Second Amendment, Purchaser, Seller, the Title Company and Sage Management, LLC (“Sage”) shall enter into that certain Escrow Agreement (the “Escrow Agreement”) with respect to certain management fees that Sage asserts are owed to it by Seller. In the event that the purchase of the Transferred Assets closes in accordance with the terms of the Agreement, the Title Company shall hold and disburse the Additional Deposit as

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“Escrow Funds” in accordance with the terms and conditions of the Escrow Agreement. In the event that the purchase of the Transferred Assets does not close on or before the Closing Date, the Title Company shall hold and disburse the Additional Earnest Money Deposit as “Earnest Money Deposit” in accordance with the terms and conditions of the Agreement. The parties agree that if the purchase of the Transferred Assets closes and the Additional Earnest Money Deposit is disbursed in accordance with the Escrow Agreement, Purchaser shall receive a credit at Closing in the amount of the Additional Earnest Money Deposit.

3. Section 12.1(a) is hereby deleted in its entirety and replaced with the following:
“12.1(a) The Closing hereunder shall take place through an escrow closing by release of documents and funds held in escrow by the Title Company on a mutually agreeable date that is on or before November 30, 2015.”
4.In the event of a conflict between the terms and provisions of this Second Amendment and terms and provisions of the Agreement, the terms and provisions of this Second Amendment shall prevail. Except as set forth herein, the terms and provisions of the Agreement shall remain in full force and effect.

5.This Second Amendment may be executed in counterparts and by facsimile by the parties hereto and each shall be considered an original insofar as the parties hereto are concerned, and together said counterparts shall comprise one single document.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment on the dates set forth immediately beneath their respective signatures, but effective as of the date first above written.

SELLER:

RIVERCHASE VILLAGE ADK, LLC,
a Georgia limited liability company

By:    /s/ Christopher F. Brogdon
Name:    Christopher F. Brogdon
Title:    Manager

PURCHASER:

OMEGA COMMUNITIES, LLC,
a Florida limited liability company

By:    /s/ Patrick L. Trammell
Name:    Patrick L. Trammell
Title:    CEO

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